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                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Insured California Municipal Bond Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                 Title                               Date
        ---------                 -----                               ----


/s/ Thomas J. Fetter        President and Principal
-------------------------   Executive Officer                      July 25, 2002
Thomas J. Fetter


/s/ James L. O'Connor       Treasurer and Principal Financial
-------------------------   and Accounting Officer                 July 25, 2002
James L. O'Connor


/s/ Jessica M. Bibliowicz
-------------------------   Trustee                                July 25, 2002
Jessica M. Bibliowicz


/s/ Donald R. Dwight
-------------------------   Trustee                                July 25, 2002
Donald R. Dwight


/s/ James B. Hawkes
-------------------------   Trustee                                July 25, 2002
James B. Hawkes


/s/ Samuel L. Hayes, III
-------------------------   Trustee                                July 25, 2002
Samuel L. Hayes, III


/s/ Norton H. Reamer
-------------------------   Trustee                                July 25, 2002
Norton H. Reamer


/s/ Lynn A. Stout
-------------------------   Trustee                                July 25, 2002
Lynn A. Stout